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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



Date of Report (Date of earliest event reported):  October 9, 2000



                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


    Delaware                    0-23223                      06-1331400
---------------               -----------               -------------------
(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number)              Identification No.)
incorporation)


                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330


                             ----------------------
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ITEM 5.   OTHER EVENTS.

     On October 9, 2000, the Registrant publicly disseminated a press release announcing that it has filed a Form S-3 shelf registration statement for the sale of up to $500 million of various types of securities. The information contained in such press release is incorporated herein by reference and filed as
Exhibit 99.1 hereto. In addition, on October 9, 2000, the Registrant publicly disseminated a press release announcing that it has licensed five drug targets to Biogen, Inc., marking the completion of the research portion of their discovery collaboration. The information contained in such press release is incorporated herein by reference and filed as Exhibit 99.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1  The Registrant's Press Release dated October 9, 2000.

     99.2  The Registrant's Press Release dated October 9, 2000.
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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CURAGEN CORPORATION
                                    (Registrant)



Date: October 9, 2000               By: /s/  David Wurzer
                                        ----------------------------
                                        Executive Vice President and
                                        Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit                                                      Sequential
Number              Description                              Page Number
-------             -----------                              -----------

99.1                The Registrant's Press Release                5
                    dated October 9, 2000.


99.2                The Registrant's Press Release                6
                    dated October 9, 2000.